CAPITALIZED SOFTWARE (Tables)	12 Months Ended
Dec. 31, 2020
CAPITALIZED SOFTWARE
Schedule of capitalized software

Capitalized software consists of the following (in thousands):

	Years Ended December 31,
	2020	2019
Capitalized software development costs	$1,127	$1,127
Accumulated amortization	(815)	(237)
Impairment	—	(444)
Total capitalized software, net	$312	$446